Exhibit 99.1

CONFIDENTIAL CONFIDENTIAL Investor Presentation June 2022 Ticker: GCEH Market: OTCQB

CONFIDENTIAL 2 Disclaimer This presentation contains forward - looking statements reflecting management’s current assumptions, projections, expectations, ta rgets, intentions or beliefs about future events or other statements that are not historical facts. These forward - looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions. The forward - looking statements in this presentation involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward - looking statements in this presentation include, without limitation, statements regarding the future cost of camelina and other feeds toc ks, our ability to cultivate camelina and procure other feedstocks in forecasted amounts, the achievement of anticipated low carbon intensity scores and relative high yie ld of our products, the operation, timing and production of our Bakersfield, California renewable fuels refinery, our ability to execute our overall growth strategy, the e xpe cted scalability of all aspects of our operations, the market for our products, the expected functionality and sustainability of renewable diesel, our ability to achieve expect ed outcomes of vertical integration model, successfully leveraging our strategic partnerships in a timely manner, the strength of our intellectual property protections, an d the availability of the capital needed to expand our refinery and related operations. For more detailed information about the risks and uncertainties that could cause actual res ults to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of our Annual Report on Form 10 - K and subsequent updates that may be contained in our Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC. Forward - looking statements speak only as to the date they are made. Except as required by law, we do not undertake to update forward - looking statements to reflect circumstances or events tha t occur after the date the forward - looking statements are made. This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be m ade in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CONFIDENTIAL Global Clean Energy Holdings, Inc. (GCEH)

CONFIDENTIAL 4 About Global Clean Energy We are a uniquely positioned, vertically integrated nonfood feedstocks and renewable fuels company focused on producing the least carbon intense, lowest cost renewable fuel possible without impacting food security or causing land use change. • Early entrant in renewable fuels • 15+ year focus on renewable fuels feedstocks • Vertically integrated, farm - to - fuel structure • Nonfood camelina feedstock • Proprietary Intellectual Property (IP) • Ultra - low Carbon Intensity (CI) renewable fuels • Bakersfield Renewable Fuels Refinery • Production focus on Renewable Diesel (RD) • Strong ESG focus • Scalable operations • Strong strategic relationships

Global Clean Energy's Roots

Origin Story

- Biodiesel joint venture – early 2000s
- Camelina into renewable fuel production, three-year DOD SAF contract
- Addressing the problem – **Future Feedstock Scarcity & Supply/Cost**
- **Tenured history** in **feedstock development** - the foundation of our business
- **15+ years** of plant science, R&D and proof of commercial production of nonfood feedstocks

Renewable Fuels Innovator

- **Differentiated** renewable fuels **platform** that aims to **address** the industry wide **feedstock transition away from food-based sources**
- Developer of **sustainable**, ultra-low carbon feedstock technology and **patented** intellectual property

Proprietary Feedstock Cultivator

- Largest **nonfood-based energy crop** (camelina) producer worldwide
- Over **15 years** of cultivation **across 24 states** plus Canada, with acreage **currently under cultivation** in **five states** and **five countries**

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Global clean energy

Focus on Renewable Diesel

A chemically identical, cleaner fuel that is a **drop-in equivalent** to traditional petroleum-based diesel but with fewer contaminants.

What is renewable diesel?

- **Biomass-based** fuel
- Uses:
  - **Modern diesel engines**
  - Home heating
- Development:
  - Feedstocks include **camelina**, soybean oil, used cooking oil, tallow or various vegetable oils
  - Feedstock is processed by hydrotreating
- Renewable diesel **does not have a blend wall** like biodiesel (i.e. B5 and B20)
- Unlike biodiesel, renewable diesel has:
  - **Better** cold weather performance
  - **Lower** microbial growth issues

What is renewable diesel used for?

- Renewable diesel can utilize the same infrastructure and function as a **drop-in replacement** for petroleum-based diesel
- Lower levels of contaminants enable renewable diesel to burn cleaner than petroleum-based diesel, **reducing local emissions by up to ~33%**
- Up to **90% GHG reduction**
- Renewable diesel **reduces engine maintenance issues**
- Qualifies for the **RFS**, **BTC** and **LCFS** renewable incentive programs, as well as European programs such as **REDII**

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Global clean energy

CONFIDENTIAL 7 Vertically Integrated Our Competitive Advantage – Farm - to - Fuel Structure • Unique vertical integration strategy bridging traditional agriculture and traditional energy • Farm - to - Fuel model allows greater efficiencies throughout the value chain, lowering our CI • Ownership of largest portfolio of patented camelina genetics • Expanding cultivation of our proprietary nonfood camelina crops as feedstock for our renewable fuels refinery • Streamlined aggregation, storage and transportation of our feedstock • Ownership of the Bakersfield Renewable Fuels Refinery • Meal co - product FDA approved for livestock feed • Advantaged offtake agreements covering 100% of renewable diesel and renewable propane production

What makes us unique: camelina sativa

Sustainable ag is the NEW upstream.
We contract directly with farmers to produce our ultra-low carbon feedstock.

Camelina: Protects like a cover crop. Pays like a cash crop.

Grown on fallow land between crop cycles

- Provides additive revenue for farmers on fallow land cycles
- Capital light and highly scalable: Utilizes farmers' existing agricultural equipment, logistics and storage

Low water crop

- Grows on dryland (rain-fed) farms
- Does not compete with food crops for scarce water resources

Nonfood

- Does not displace food crops
- Does not result in direct or indirect land use change (ILUC) carbon penalty

Low input crop with high yield

- Our high yielding camelina produces revenue per fallow acre
- Camelina grain yields more than twice the oil content of soybeans



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Global clean energy

Producing ultra-low carbon renewable fuels

- Camelina based renewable diesel has an estimated carbon intensity (CI) Score of ~24 (without meal credit) and an estimated **CI Score of ~7 (with meal credit).**
- Camelina has the potential to receive the lowest CI score of available feedstock on the market.
- Renewable diesel and other renewable fuels produced with our proprietary camelina varieties have the potential to achieve a **Net Zero or below CI score.**

Regulatory Approvals

USDA
- USDA crop **insurance eligible**
- USDA **labeled & approved** plant protection chemicals

- RFS **pathway approval** for conversion into **D5 and D4 for RIN** generation & compliance

FDA
- **FDA approved** for meal as a livestock feed additive

CALIFORNIA AIR RESOURCES BOARD
- **Lowest CI** virgin oil feedstock pathway **approval** under CA's LCFS
- Approval applies only to Global Clean Energy's **patented** plant varieties

Global clean energy

LCFS Pathway

Global Clean Energy has been granted a first-of-its-kind feedstock-only LCFS pathway by the California Air Resources Board (CARB) for renewable fuels produced from our proprietary camelina varieties.

As of today, no other camelina oil can produce CARB-LCFS compliant fuel.



Carbon Intensity (C0₂e / MJ)
Low Carbon Fuel Standard ("LCFS) Credit Value ($/gal)
Higher LCFS value per gallon
Lower CI score
$1.31
$1.05
$1.03
$0.92
$0.89
$0.49
7
24
25
32
34
59
100
Camelina (with meal credit)
Camelina (without meal credit)
UCO
DCO
Tallow
SBO
Diesel
Feedstock Type
Global clean energy

Source: CARB GREET 3.0 pathways (DCO excludes East Kansas Agri-Energy and Jaxon pathways).
Note: LCFS price per credit assumes $121.50 from Jacobsen as of 3/28/22. CA LCFS Benchmark assumes 2022 Diesel CARB benchmark of 90.41 and RD energy density of 129.65. Camelina CI score with meal credit is a Management estimate and has yet to be approved by CARB.
Definitions: SBO - Soybean Oil, DCO - Distillers Corn Oil, UCO - Used Cooking Oil

Global clean energy

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Mature Patent Portfolio

Global Clean Energy owns the world's largest camelina patent and plant variety protection portfolio.

Purposefully bred to increase yield, quicken maturity, enhance stress tolerance, and use less water and other inputs.

Our competitive advantage is protected by a robust IP portfolio, differentiating us from peers.

- Sustainable Oils - four issued U.S. patents, six pending patent applications, six Plant Variety Protection Certificate applications, and owns 8,000+ entry tilling library
- Camelina Company Espana – owns 11 proprietary camelina varieties and maintains an active plant breeding program with more than 600 camelina accessions and varieties
- Agribody Technologies – owns 15 issued U.S. patents related to the use of bioengineered and non-bioengineered genome editing technologies to increase yield and other sustainability traits in camelina and many other crops

Global clean energy companies:

Sustainable Oils

Camelina Company | España

Agribody Technologies

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CONFIDENTIAL 12 Primary U.S. Agriculture Regions • North American focus in Northern Plains, Pacific Northwest, and Midwest • Strategically located along Class I railways (BNSF) • Minimizes impact on CI score associated with transportation • Driving to “Net Zero” carbon emissions Bakersfield Renewable Fuels Refinery

CONFIDENTIAL 13 Global Agriculture Regions Camelina scalability in North America, South America, and Europe Over 100 million camelina opportunity acres in targeted regions

CONFIDENTIAL 14 Bakersfield Renewable Fuels Refinery • Converting former petroleum refinery to renewable fuels refinery • Strategically located in Bakersfield, CA • 510 - acre site • Over 3 million barrels of storage capacity • Nameplate production of 15,000 barrels (630,000 gallons) per day • Highly advantaged local logistics in largest U.S. compliance market • Proven technology can run on multiple feedstocks (including camelina) providing ongoing production flexibility

CONFIDENTIAL 15 Strong Focus on Enterprise Sustainability In order to succeed, energy transition businesses need to be environmentally , socially , and economically sustainable . Global Clean Energy is one of the few energy transition businesses that accomplishes all three . Environmental Lowering carbon emissions Enhancing food security Not competing for valuable water resources Social Contracting with farmers produces rural economic development, providing additive revenues from fallow land Contributing to the “Just Transition” from jobs in traditional industry to clean energy careers Economic Focus on capital - light upstream growth Streamlining efficiencies in every step of the value chain Regulatory mandates deliver premium value for our low CI fuels

CONFIDENTIAL 16 Our Scalability Sets Us Apart The single largest constraint to the growth of renewable fuels is the unmet supply of sustainable feedstocks to meet future market demand. • Our camelina feedstock is scalable and doesn’t displace food • Strategic focus on capital light feedstock investment • Industry - wide underinvestment in feedstock • Growing crop innovation program • Less cost to grow camelina • Offsets fallow land costs • Amortizes farmer assets across additional acreage and revenue • Scalable growth platform • Robust and protected IP portfolio • Large energy and agricultural partnerships/joint ventures

Strategic Relationships

ExxonMobil – $125M direct investment and advantaged offtake agreements covering 100% of renewable diesel from our Bakersfield Renewable Fuels Refinery.

AmeriGas, UGI – AmeriGas Propane, the nation's largest retail propane marketer, will purchase and distribute renewable LPG produced at our Bakersfield Renewable Fuels Refinery.

CHS – Partnership with CHS Farmers Elevator and Ag Partners, LLC gives eastern Montana camelina growers more convenient access to our certified proprietary camelina seed with agronomy consulting and grain delivery services. We also partner with CHS Big Sky to serve the needs of central and western Montana growers.

ExxonMobil

AmeriGas
America's Propane Company

CHS
Grain Trading

Global clean energy

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U.S. Growth Strategy and Goals

Rapid, responsible, and scalable growth.

Upstream: Camelina Development	• Grow **local and regional** feedstock relationships • Expand purpose grown camelina to greater overall percentage of feed demand
Midstream: Agriculture Assets	• Locate grain elevation, cleaning and storage assets near **primary** camelina agricultural regions • Focus on Northern Plains, Pacific Northwest, and Midwest
Downstream: Bakersfield Renewable Fuels Refinery	• Continue managing Engineering, Procurement & Construction process to begin renewable diesel output and delivery
Onsite Crush Plant	• Crush camelina and soybeans onsite in Bakersfield, **removing the need to pay for toll-processing** • Benefits: feedstock cost, **lower CI**, waste stream utilization, meal sales, corporate credits and **increased supply certainty**
Hydrogen Plant Expansion	• **Increase hydrogen production** to increase overall renewable fuels capacity • **More efficient** Steam Methane Reforming, **reducing the CI** of output and lower natural gas costs • Surplus H2 to market or for further expansion of the Bakersfield Renewable Fuels Refinery
Carbon Capture	• Capture **65% to greater than 95%** of CO2 for carbon capture utilization and storage (CCUS) • Initial design case complete • Potential to benefit from Section 45(Q) tax credit for carbon sequestration
Renewable Fuels Refinery Expansion	• **Increases capacity** by an additional **15,000+ BPD**
Waste Heat Recovery to Power	• **Use waste heat** to generate electricity and steam for the facility, **reducing cost and lowering CI**
Solar PV	• **Displace grid energy** with solar electricity produced on refinery site, **lowering CI**

Global clean energy

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CONFIDENTIAL 19 Global Growth Strategy We believe there is significant potential in our upstream business portfolio due to the limited capital necessary to scale and the growing demand for our ultra - low carbon intensity, nonfood feedstocks. By establishing this foundational platform now, we expect our future growth will be self sustaining and capital - light . Expand camelina production and our integrated business model domestically and internationally • Grow our camelina operations beyond supplying our own renewable fuels refinery • Accelerate the deployment of our proprietary camelina feedstock and our business model in the United States and internationally Achieve a Net Zero GHG footprint and promote ESG ideals • Increase efficiencies in every step of the production chain, from farm to finished renewable fuels

CONFIDENTIAL 20 Key Investment Highlights • Integrated farm - to - fuels platform • Upstream camelina business’ capital light growth • Proprietary access to ultra - low carbon feedstocks • Robust intellectual property portfolio • Sustainable solution to reduce carbon emissions • Geographically advantaged renewable fuels refinery • Strategic relationships with ExxonMobil and others

Highly Experienced Executive Team



Richard Palmer
Chief Executive Officer and Founder

35+ years of experience in renewables & commodity management

MOBIUS
ENRON
Bentley
Southland
USC University of Southern California



Noah Verleun
President

12+ years of experience with Global Clean Energy in commercial & regulatory

J.P.Morgan
OC&C Strategy Consultants
THE ROCKEFELLER UNIVERSITY
USC University of Southern California



Ralph Goehring
Vice President, Chief Financial Officer

17+ years of experience as public company CFO

Berry Petroleum Company
ARTHUR ANDERSEN
Berkeley UNIVERSITY OF CALIFORNIA



Antonio D'Amico
Senior Vice President, Chief Administrative Officer, and General Counsel

20+ years of experience as general counsel and corporate administration

AECOM
OXY Occidental
NU



Mike Karst
Vice President, President of SusOils

35+ years of experience in agronomy sales, marketing & management

BASF We create chemistry
entira
CYANAMID
PURDUE UNIVERSITY



Steve Bonner
Senior Vice President, General Manager Bakersfield Renewable Fuels Refinery

10+ years of management experience in various refinery capacities

Shell
VALERO
BYU BRIGHAM YOUNG UNIVERSITY

Global clean energy

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CONFIDENTIAL 22 Board of Directors Independent Audit Committee Compensation Committee Governance Committee Martin Wenzel Director David Walker Board Chairman SLAE Inc. Phyllis Currie Director Susan Anhalt Director Richard Palmer CEO & Founder Experience Education Amy K. Wood Director E. Nicholas Jones Director

CONFIDENTIAL THANK YOU. Watch us grow! Contact: InvestorRelations@GCEholdings.com www.GCEholdings.com 23